                                                                   Exhibit 10.5


                                PROGENITOR, INC.

                            1996 STOCK INCENTIVE PLAN

     1. PURPOSES OF THE PLAN. The purposes of this Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business.

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:

          (a) "ADMINISTRATOR" means the Board or any of the Committees appointed to administer the Plan.

          (b) "AFFILIATE" and "ASSOCIATE" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

          (c) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, and the rules of any applicable stock exchange or national market system.

          (d) "AWARD" means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Performance Unit, Performance Share, or other right or benefit under the Plan.

          (e) "AWARD AGREEMENT" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

          (f)  "BOARD" means the Board of Directors of the Company.

          (g) "CHANGE IN CONTROL" shall mean a change in ownership or control of the Company effected through either of the following transactions:

               (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders to accept, or

               (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

          (h)  "CODE" means the Internal Revenue Code of 1986, as amended.

          (i) "COMMITTEE" means any committee appointed by the Board to administer the Plan.

          (j) "COMMON STOCK" means the common stock of the Company, as adjusted in accordance with the provisions of Section 10, below.

          (k)  "COMPANY" means Progenitor, Inc., a Delaware corporation.

          (l) "CONSULTANT" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services and is compensated for such services.

          (m)  "CONTINUING DIRECTORS" shall mean members of the Board who either
(i) have been Board members continuously for a period of at least thirty-six
(36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

          (n) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means that the employment, director or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee, Director or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

          (o) "CORPORATE TRANSACTION" means any of the following stockholder-approved transactions to which the Company is a party:

               (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated,

               (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with complete liquidation or dissolution of the Company, or

               (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

          (p)  "DIRECTOR" means a member of the Board.

          (q) "DIVIDEND EQUIVALENT RIGHT" means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

          (r) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (s) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (t) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

               (i) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing sales price for a Share for the last market trading day prior to the time of the determination (or, if no sales were reported on that date, on the last trading date on which sales were reported) on the New York Stock Exchange, the Nasdaq National Market or the principal securities exchange on which the Common Stock is listed for trading, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market, in each case, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable; or

               (ii) In the absence of an established market of the type described in (i), above, for the Common Stock, the Fair Market Value thereof shall be determined by the Administrator in good faith, and such determination shall be conclusive and binding on all persons.

          (u) "GRANTEE" means an Employee, Director or Consultant who receives an Award under the Plan.

          (v) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (w) "NON-QUALIFIED STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

          (x) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (y)  "OPTION" means a stock option granted pursuant to the Plan.

          (z) "OPTIONED STOCK" means the Common Stock subject to an Option or other Award.

          (aa) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (bb) "PERFORMANCE SHARES" means Shares or an Award denominated in Shares which may be earned in whole or in part upon attainment of performance criteria established by the Administrator.

          (cc) "PERFORMANCE UNITS" means monetary awards which may be earned in whole or in part upon attainment of performance criteria established by the Administrator.

          (dd) "PLAN" means this 1996 Stock Incentive Plan.

          (ee) "RESTRICTED STOCK" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

          (ff) "RULE 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

          (gg) "SAR" means a stock appreciation right entitling the Grantee to Shares or cash compensation measured by appreciation in the value of Common Stock.

          (hh) "SHARE" means a share of the Common Stock.

          (ii) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

          (jj) "SUBSIDIARY DISPOSITION" means the disposition by the Company of its equity holdings in any subsidiary corporation effected by a merger or consolidation involving that subsidiary corporation, the sale of all or substantially all of the assets of that subsidiary corporation or the Company's sale or distribution of substantially all of the outstanding capital stock of such subsidiary corporation.

     3.   STOCK SUBJECT TO THE PLAN.

          (a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock

Options) is 1,700,000 Shares (determined as of May 13, 1996, the date of approval of the Plan by the Board), of which 150,000 Shares are allocated exclusively for Awards to Directors. The Shares may be authorized, but unissued, or reacquired Common Stock.

          (b) If an Award expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Award exchange program, or if any unissued Shares are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such Award, such unissued or retained Shares shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4.   ADMINISTRATION OF THE PLAN.

          (a)  PLAN ADMINISTRATOR.

               (i)  ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS.
With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or
(B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

               (ii) ADMINISTRATION WITH RESPECT TO CONSULTANTS AND OTHER EMPLOYEES. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by
(A) the Board or (B) a Committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority by requiring that such Awards must be reported to and ratified by the Board or a Committee within six (6) months of the grant date, and if so ratified, shall be effective as of the grant date.

          (b) POWERS OF THE ADMINISTRATOR. Subject to Applicable Laws, the provisions of the Plan (including any other powers given to the Administrator hereunder) and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

               (i) to select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder;

               (ii) to determine whether and to what extent Awards are granted hereunder;

               (iii) to determine the number of Shares to be covered by each Award granted hereunder;

               (iv) to approve forms of Award Agreement for use under the Plan;

               (v) to determine the terms and conditions of any Award granted hereunder;

               (vi) to amend the terms of any outstanding Award granted under the Plan including a reduction in the exercise price (or base amount on which appreciation is measured) of any Award to reflect a reduction in the Fair Market Value of the Common Stock since the grant date of the Award, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent;

               (vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan; and

               (viii) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

          (c) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on the Grantees and any other holders of Awards intended by the Administrator to be affected thereby.

     5. ELIGIBILITY. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees of the Company and its subsidiaries who are residing in foreign jurisdictions as the Administrator in its sole discretion may determine from time to time. The Administrator may establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan.

     6.   TERMS AND CONDITIONS OF AWARDS.

          (a) TYPE OF AWARDS. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, a SAR or similar right with an exercise or conversion privilege at a fixed or variable price related to the Common Stock and/or the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or
(iii) any other security with the value derived from the value of the Common Stock. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Dividend Equivalent

Rights, Performance Units or Performance Shares, and an Award may consist of one such security or benefit, or two or more of them in any combination or alternative.

          (b) DESIGNATION OF AWARD. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

          (c) CONDITIONS OF AWARD. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total shareholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

          (d) TERM OF AWARD. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

          (e) TRANSFERABILITY OF AWARDS. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable to the extent provided in the Award Agreement.

          (f) TIME OF GRANTING AWARDS. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

     7.   AWARD EXERCISE OR PURCHASE PRICE, CONSIDERATION, TAXES AND RELOAD
     OPTIONS.

          (a) EXERCISE OR PURCHASE PRICE. The exercise or purchase price, if any, for an Award shall be as follows:

               (i)   In the case of an Incentive Stock Option:

                     (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than 110% of the Fair Market Value per Share on the date of grant.

                     (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than 85% of the Fair Market Value per Share on the date of grant unless otherwise determined by the Administrator.

               (iii) In the case of other Awards, such price as is determined by the Administrator.

          (b) CONSIDERATION. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares under the Plan the following:

               (i)    cash;

               (ii)   check;

               (iii) delivery of Grantee's promissory note with such recourse, interest, security, and redemption provisions as the Administrator in its discretion determines as appropriate;

               (iv) surrender of Shares (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

               (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Award and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

               (vi)   any combination of the foregoing methods of payment.

In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

          (c) TAXES. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of federal, state, and local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award, the Company shall withhold from Grantee an amount sufficient to satisfy such tax obligations.

          (d) RELOAD OPTIONS. In the event the exercise price or tax withholding of an Option is satisfied by the Company or the Grantee's employer withholding Shares otherwise deliverable to the Grantee, the Administrator may issue the Grantee an additional Option, with terms identical to the Award Agreement under which the Option was exercised, but at an exercise price as determined by the Administrator in accordance with the Plan.

     8.   EXERCISE OF AWARD.

          (a)  PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER.

               (i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

               (ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been received by the Company. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to Optioned Stock, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10, below.

          (b) EXERCISE OF AWARD FOLLOWING TERMINATION OF EMPLOYMENT, DIRECTOR OR CONSULTING RELATIONSHIP.

               (i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Status as an Employee, Director or Consultant only to the extent provided in the Award Agreement.

               (ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee's Continuous Status as an Employee, Director or Consultant for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award whichever occurs first.

               (iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee's Continuous Status as an Employee, Director or Consultant shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

          (c) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Grantee at the time that such offer is made.

     9.   CONDITIONS UPON ISSUANCE OF SHARES.

     (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

     10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the

Common Stock, or any other similar event resulting in an increase or decrease in the number of issued shares of Common Stock. Such adjustment shall be made by the Administrator, and its determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

     11.  CORPORATE TRANSACTIONS/CHANGES IN CONTROL/SUBSIDIARY DISPOSITIONS.


          (a) Should any Corporate Transaction occur while an Grantee's Continuous Status as an Employee, Director or Consultant has not terminated, then each outstanding Award held by such Grantee, shall become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction, for all of the Shares at the time represented by such Award and may be exercised with respect to any or all of such Shares represented by such Award. Effective upon the consummation of the Corporate Transaction, all outstanding Awards under the Plan shall terminate unless assumed by the successor company or its Parent.


          (b) Should a Change in Control (other than a Change in Control which is also a Corporate Transaction) occur while an Grantee's Continuous Status as an Employee, Director or Consultant has not terminated, then each outstanding Award held by such Grantee, unless otherwise determined by the Administrator, shall become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control, for all of the Shares at the time subject to such Award and may be exercised with respect to any or all of such Shares represented by such Award. Each such Award shall remain so exercisable until the expiration or sooner termination of the applicable Award term.

          (c) Should a Subsidiary Disposition occur while an Grantee's Continuous Status as an Employee, Director or Consultant with the subsidiary corporation involved in such Subsidiary Disposition has not terminated, then each outstanding Award held by such Grantee, unless otherwise determined by the Administrator, shall become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of such Subsidiary Disposition, for all of the Shares at the time subject to such Award and may be exercised with respect to any or all of such Shares represented by such Award. Each such Award shall remain so exercisable until the expiration or sooner termination of the Award term.

          (d)  The portion of any Incentive Stock Option accelerated under this
Section 11 in connection with a Corporate Transaction, Change in Control or Subsidiary Disposition shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of
Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the accelerated excess portion of such Option shall be exercisable as a Non-Qualified Stock Option.

     12. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated.

     13.  AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN.

          (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary and desirable to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) No Award may be granted during any suspension or after termination of the Plan.

          (c) Any amendment, suspension or termination of the Plan shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

     14.  RESERVATION OF SHARES.

          (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     15. NO EFFECT ON TERMS OF EMPLOYMENT. The Plan shall not confer upon any Grantee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     16. SHAREHOLDER APPROVAL. Continuance of the Plan with respect to the grant of Incentive Stock Options shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

                      PROGENITOR, INC. 1996 STOCK INCENTIVE PLAN

                                STOCK OPTION AGREEMENT

I.     NOTICE OF STOCK OPTION GRANT

       Optionee's Name and Address:
                                       -----------------------------------

                                       -----------------------------------

                                       -----------------------------------

       You have been granted an option to purchase shares of Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

       Grant Number
                                       -----------------------------------
       Date of Grant
                                       -----------------------------------
       Vesting Commencement Date
                                       -----------------------------------
       Exercise Price per Share        $
                                        ----------------------------------
       Total Number of Shares Granted
                                       -----------------------------------
       Total Exercise Price            $
                                       -----------------------------------
       Type of Option:                           Incentive Stock Option
                                       ------
                                                 Non-Qualified Stock Option
                                       ------
       Term/Expiration Date:
                                       -----------------------------------

VESTING SCHEDULE:

       Subject to other limitations set forth in this Agreement, this Option may be exercised, in whole or in part, in accordance with the following schedule:


TERMINATION PERIOD:

       This Option may be exercised for THREE (3) months after termination of the Optionee's employment or consulting relationship, or such longer period as may be applicable upon death or disability of Optionee as provided in the Agreement. In the event of the Optionee's change in status from Employee to Consultant or Consultant to Employee, this Option Agreement shall remain in effect; provided, however, that in the event of a change in status from Employee to Consultant, Optionee's Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the ninety-first (91st) day following such change in status. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.    AGREEMENT

       1. GRANT OF OPTION. Progenitor, Inc., a Delaware corporation (the "Company"), hereby grants to the Optionee named in the Notice of Stock Option Grant (the "Optionee"), an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "Exercise Price") subject to the terms, definitions and provisions of the Company's 1996 Stock Incentive Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

       If designated in the Notice of Stock Option Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Section 422(d) of the Code, this Option shall be treated as a Non-Qualified Stock Option.

       2.      EXERCISE OF OPTION.

               (a) RIGHT TO EXERCISE. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement. In the event of termination of Optionee's Continuous Status as an Employee, Director or Consultant, this Option shall be exercisable in accordance with the applicable provisions of the Plan and this Option Agreement. This Option shall be subject to the provisions of Section 11 of the Plan relating to the exercisability or termination of the Option in the event of a Corporate Transaction, Change in Control or Subsidiary Disposition.

               (b) METHOD OF EXERCISE. This Option shall be exercisable only by delivery of an Exercise Notice (attached as Exhibit A) which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, such other representations and agreements as to the holder's investment intent with respect to such Shares and such other provisions as may be required by the Administrator. Such Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

               No Shares will be issued pursuant to the exercise of the Option unless such issuance and such exercise shall comply with all Applicable Laws. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

               (c) TAXES. No Shares will be issued to the Optionee or other person pursuant to the exercise of the Option until the Optionee or other person has made arrangements acceptable to the Administrator for the satisfaction of foreign, federal, state and local income and employment tax withholding obligations.

       3. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee; provided, however, that such exercise method does not then violate an Applicable
Law:

               (a)     cash;

               (b)     check;

               (c) [SURRENDER OF SHARES OF COMMON STOCK OF THE COMPANY (INCLUDING WITHHOLDING OF SHARES OTHERWISE DELIVERABLE UPON EXERCISE OF THIS OPTION) WHICH HAVE A FAIR MARKET VALUE ON THE DATE OF SURRENDER EQUAL TO THE EXERCISE PRICE OF THE SHARES AS TO WHICH THE OPTION IS BEING EXERCISED (BUT ONLY TO THE EXTENT THAT SUCH EXERCISE OF THE OPTION WOULD NOT RESULT IN AN ACCOUNTING COMPENSATION CHARGE WITH RESPECT TO THE SHARES USED TO PAY THE EXERCISE PRICE UNLESS OTHERWISE DETERMINED BY THE ADMINISTRATOR); OR

               (d) DELIVERY OF A PROPERLY EXECUTED EXERCISE NOTICE TOGETHER WITH SUCH OTHER DOCUMENTATION AS THE ADMINISTRATOR AND THE BROKER, IF APPLICABLE, SHALL REQUIRE TO EFFECT AN EXERCISE OF THE OPTION AND DELIVERY TO THE COMPANY OF THE SALE OR LOAN PROCEEDS REQUIRED TO PAY THE EXERCISE PRICE].

       [ADD ANY ADDITIONAL EXERCISE METHODS, SUCH AS RECOURSE LOAN]

       4. RESTRICTIONS ON EXERCISE. This Option, if an Incentive Stock Option, may not be exercised until such time as the Plan has been approved by the stockholders of the Company. In addition, this Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws.

       5. TERMINATION OF RELATIONSHIP. In the event the Optionee's Continuous Status as an Employee, Director or Consultant terminates, the Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Stock Option Grant. Except as provided in Sections 6 and 7, below, to the extent that the Optionee was not entitled to exercise this Option on the Termination Date, or if the Optionee does not exercise this Option within the Termination Period, the Option shall terminate.

       6. DISABILITY OF OPTIONEE. In the Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of his or her disability, the Optionee may, but only within twelve (12) months from the Termination Date (and in no event later than the Term/Expiration Date), exercise the Option to the extent otherwise entitled to exercise it on the Termination Date; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the ninety-first (91st) day following the Termination Date. To the extent that the Optionee was not entitled to exercise the Option on the Termination Date, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

       7. DEATH OF OPTIONEE. In the event of the Optionee's death, the Option may be exercised at any time within twelve (12) months following the date of death (and in no event later than the Term/Expiration Date), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death.

       8. TRANSFERABILITY OF OPTION. This Option, if an Incentive Stock Option, may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. This Option, if a Non-Qualified Stock Option, may be transferred by the Optionee in a manner and to the extent acceptable to the Administrator as evidenced by a writing signed by the Company and the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs and successors of the Optionee.

       9. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.


       10. TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.



               (a) EXERCISE OF INCENTIVE STOCK OPTION. If this Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.


               (b) EXERCISE OF INCENTIVE STOCK OPTION FOLLOWING DISABILITY. If the Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of disability that is not total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Optionee must exercise an Incentive Stock Option within 90 days of such termination for the Incentive Stock Option to be qualified as an Incentive Stock Option.


               (c) EXERCISE OF NON-QUALIFIED STOCK OPTION. There may be a regular federal income tax liability upon the exercise of a Non-Qualified
Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.


               (d) DISPOSITION OF SHARES. In the case of a Non-Qualified Stock Option, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for at least one year after receipt of the Shares and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares also will be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an Incentive Stock Option are disposed of within such one-year or two-year periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.



       11. ENTIRE AGREEMENT: GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by Delaware law except for that body of law pertaining to conflict of laws.


       12. HEADINGS. The captions used in this Option are inserted for convenience and shall not be deemed a part of this Option for construction or interpretation.

       13. INTERPRETATION. Any dispute regarding the interpretation of this Option Agreement shall be submitted by the Optionee or by the Company forthwith to the Board or the Administrator that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such dispute by the Board or the Administrator shall be final and binding on all persons.

                                       Progenitor, Inc.,
                                       a Delaware corporation
                                       By:
                                          -----------------------------------

                                       Its:
                                           ----------------------------------

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S 1996 STOCK INCENTIVE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

       Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option Agreement subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:                                 Signed:
      -----------------------------           -------------------------------
                                              Optionee

                                       Residence Address:

                                       --------------------------------------

                                       --------------------------------------

                                       --------------------------------------

                                      EXHIBIT A

                      PROGENITOR, INC. 1996 STOCK INCENTIVE PLAN

                                   EXERCISE NOTICE


Progenitor, Inc.
1507 Chambers Road
Columbus, OH  43212

Attention: Secretary

      1. EXERCISE OF OPTION. Effective as of today, ______________, ________________________________, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase ___________ shares of the Common Stock (the "Shares") of Progenitor, Inc. (the "Company") under and pursuant to the Company's 1996 Stock Incentive Plan (the "Plan") and the [ ] Incentive
[ ] Non-Qualified Stock Option Agreement dated ______________, ________ (the "Option Agreement").

      2. REPRESENTATIONS OF OPTIONEE. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

      3. RIGHTS AS STOCKHOLDER. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

      4. DELIVERY OF PAYMENT. Optionee herewith delivers to the Company the full Exercise Price for the Shares.

      5. TAX CONSULTATION. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice

      6. TAXES. Optionee agrees to satisfy all applicable federal, state and local income and employment tax withholding obligations and [HEREWITH DELIVERS TO THE COMPANY THE FULL AMOUNT OF SUCH OBLIGATIONS] OR [HAS MADE ARRANGEMENTS ACCEPTABLE TO THE COMPANY TO SATISFY SUCH OBLIGATIONS.] [OPTIONEE ALSO AGREES, AS PARTIAL CONSIDERATION FOR THE DESIGNATION

OF THE OPTION AS AN INCENTIVE STOCK OPTION, TO NOTIFY THE COMPANY IN WRITING WITHIN THIRTY (30) DAYS OF ANY DISPOSITION OF ANY SHARES ACQUIRED BY EXERCISE OF THE OPTION IF SUCH DISPOSITION OCCURS WITHIN TWO (2) YEARS FROM THE GRANT DATE OR WITHIN ONE (1) YEAR FROM THE DATE THE SHARES WERE TRANSFERRED TO OPTIONEE.
IF THE COMPANY IS REQUIRED TO SATISFY ANY FEDERAL, STATE OR LOCAL INCOME OR EMPLOYMENT TAX WITHHOLDING OBLIGATIONS AS A RESULT OF SUCH AN EARLY DISPOSITION, OPTIONEE AGREES TO SATISFY THE AMOUNT OF SUCH WITHHOLDING IN A MANNER THAT THE ADMINISTRATOR PRESCRIBES.]

      7. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

      8. HEADINGS. The captions used in this Agreement are inserted for convenience and shall not be deemed a part of this Agreement for construction or interpretation.

      9. INTERPRETATION. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors or the Administrator that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Administrator shall be final and binding on all persons.


      10. GOVERNING LAW; SEVERABILITY. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.


      11. NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

      12. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

      13. ENTIRE AGREEMENT. The Plan and the Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

Submitted by:                          Accepted by:

OPTIONEE:                              PROGENITOR, INC.
                                       By:
                                          -----------------------------------

- -----------------------------------    Its:
(Signature)                                ----------------------------------


ADDRESS:                               ADDRESS:

___________________________________    1507 Chambers Road
___________________________________    Columbus, OH  43212